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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               September 30, 1996
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                             WINDSOR CAPITAL CORP.
                             ---------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        33-11935                      59-2754843
    --------                        --------                      ----------
(State or other                  (Commission File              (I.R.S. Employer
jurisdiction                         Number)                    Identification
of incorporation)                                                    No.)



                              1111 Kane Concourse
                                   Suite 505
                          Bay Harbor Islands, Florida                   33154
                          ---------------------------                   -----
                   (Address of principal executive offices)           (Zip code)


                                 (305) 864-3255
                                 --------------
              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountants.

     As of September 30, 1996, the Board of Directors approved the Company's engagement of the firm of Harvey Judkowitz ("Judkowitz") as the Company's independent auditor for the fiscal year ended September 30, 1996.

     Rachlin & Associates, Certified Public Accountants ("Rachlin") audited the Company's financial statements for the fiscal years ended September 30, 1994 and 1995. None of Rachlin's reports on the financial statements of the Company contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. The Company is not aware of any disagreements with its former accountants nor did the former accountants advise the Company as to the existence of any matters described in Item 304(a)(1)(iv)(B) of Regulation S-B promulgated by the Commission.


Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits:

            The letter from the former accountant required by Item 304(a)(3) of Regulation S-B is attached.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WINDSOR CAPITAL CORP.



                                       By:/s/ Robert M. Leopold
                                          ---------------------------------
                                          Robert M. Leopold, President


Date: January 15, 1997

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